Exhibit 99.1

News Release

For more information contact:

Dennis J. Zember Jr.

Executive Vice President & CFO

(229) 890-1111

AMERIS BANCORP ANNOUNCES SECOND QUARTER 2011 FINANCIAL RESULTS

July 21, 2011

AMERIS BANCORP (NASDAQ-GS: ABCB), Moultrie, Georgia, today reported net income available to common shareholders of $1.3 million, or $0.06 per diluted share, for the quarter ended June 30, 2011, compared to a net loss of $4.2 million, or $0.20 per diluted share, for the quarter ended June 30, 2010. For the first half of 2011, Ameris Bancorp reported net income available to common shareholders of $1.9 million, or $0.08 per diluted share, compared to a net loss of $6.5 million, or $0.37 per diluted share, for the first half of 2010. Highlights of the results of the second quarter of 2011 include:

•	The second quarter of 2011 represented the third consecutive quarter of profitability and credit quality improvements for the Company.

•

Non-accrual loans declined 34% from June 30, 2010 and 24% from December 31, 2010. “In-migration” of new legacy problem loans amounted to $9.0 million compared to $35.6 million in the same quarter of 2010.

•	Tier 1 capital to risk-based assets improved to 18.4% at June 30, 2011. Tangible common equity as a percentage of total assets improved to 7.78%.

•

The Company’s net interest margin improved to 4.84%, reflecting $3.8 million in second quarter accretion from improvements in the expected cash flows from recent FDIC-assisted transactions. These positive adjustments reflected in net interest income were offset by $1.6 million of loan loss provision related to decreases in expected cash flows on the same portfolios.

•	Allowance for loan losses as a percentage of non-performing loans increased to 57% in the current quarter compared to 36% at June 30, 2010.

•	Annualized net charge-offs for the current quarter declined to 2.50% of total loans compared to 3.33% for the year ended December 31, 2010.

Commenting on the quarter, Edwin W. Hortman, Jr., President and CEO, stated, “We are pleased with our financial performance for the second quarter of 2011. We posted another quarter of positive net income, improved our asset quality levels through the diligent work of all Ameris employees and strengthened our operations through the conversion of three previously completed FDIC-assisted transactions onto our core operating systems. The efficiencies gained through these conversions of systems have already begun to positively impact our core earnings.”

Credit Quality Improvement

Non-performing assets declined for the third consecutive quarter to $122.0 million, a decrease of 11.0% when compared to $137.2 million at December 31, 2010. Non-accrual loans declined 11.5% to $60.5 million at June 30, 2011 compared to $68.4 million at March 31, 2011, and $79.3 million at December 31, 2010. The Company’s balances in legacy OREO (other real estate owned) decreased for the first time in six quarters to $61.5 million at June 30, 2011 from $62.3 million at March 31, 2011.

“In-migration” of new problem loans is one of the Company’s primary measures of credit trends. For the second quarter of 2011 and the year to date period in 2011, the Company has experienced in-migration of new problem loans totaling $9.0 million and $20.0 million, respectively. This compares favorably to $35.6 million and $59.9 million for the same periods in 2010 and is one of the primary reasons behind improving credit metrics.

The Company’s provision for loan losses during the second quarter of 2011 amounted to $9.1 million, a significant decline from the $18.6 million recorded in the second quarter of 2010. Approximately $1.6 million of the current quarter’s provision for loan losses related to decreases in expected cash flows from recent FDIC-assisted transactions. At June 30, 2011, the Company’s loan loss allowance totaled $34.5 million, or 2.54% of ending legacy loans, compared to $34.6 million, or 2.52%, at the end of 2010.

Balance Sheet Trends

At June 30, 2011, the Company reported total assets of $2.9 billion, total net loans of $1.8 billion and total deposits of $2.5 billion, representing increases of 18.0%, 9.7% and 20.7%, respectively, since June 30, 2010. Loans acquired in FDIC-assisted transactions decreased by $68.5 million and the Company’s legacy loan portfolio decreased by $14.7 million during the first six months of 2011. Total deposits decreased $24.1 million, or 1.9% on an annualized basis, during the first half of 2011, from $2.54 billion at December 31, 2010 to $2.51 billion at June 30, 2011. Noninterest-bearing deposits increased $16.0 million, or 10.7% on an annualized basis, and interest-bearing deposits decreased $40.1 million, or 3.6% on an annualized basis.

Improvement in Net Interest Income and Net Interest Margin

Net interest income during the second quarter of 2011 totaled $28.7 million, an increase of $4.9 million, or 20.5%, compared to the $23.9 million reported for second quarter of 2010, and an increase of $4.5 million, or 18.8%, compared to the $24.2 million reported for the first quarter of 2011. Improvements in the expected cash flows from loans acquired in the FDIC-assisted transactions completed by the Company in November 2010 amounted to $3.8 million in the second quarter of 2011, some of which related to loans that paid off. Excluding the non-recurring portion of these cash flows from paid off loans, the Company’s recurring net interest income (tax equivalent basis) would have been $25.2 million in the second quarter of 2011.

During the second quarter of 2011, the Company’s net interest margin increased to 4.84%, compared to 4.43% during the same quarter of 2010 and 4.04% during the first quarter of 2011. Excluding the non-recurring amounts described above, the Company’s margin for the second quarter of 2011 would have been 4.21%. An unfavorable mix of earning assets continued during the second quarter of 2011 with only 76% of earning assets in loans and 11% in short-term assets. The Company expects to accelerate a return to a normal earning asset mix with its recently completed FDIC-assisted acquisitions and continued efforts to build its loan pipelines and investment portfolio.

The Company’s cost of funding decreased from 1.34% in the second quarter of 2010 and 1.22% in the first quarter of 2011 to 1.12% in the second quarter of 2011. At the end of the second quarter of 2011, the Company had $1.53 billion in non-CD deposits compared to $1.23 billion at the same time in 2010. Non-interest bearing deposits increased 45.8% from $218.0 million and 10.4% of total deposits at June 30, 2010 to $318.0 million and 12.7% of total deposits at June 30, 2010.

At June 30, 2011, the Company’s earning assets totaled $2.4 billion, or 84.0% of total assets, compared to $2.2 billion, or 89.3% of total assets, at the same time in 2010. This decrease is attributable to the growth in non-earning assets associated with the FDIC-assisted transactions, such as covered loans, OREO, and the FDIC indemnification asset of $189.4 million at June 30, 2011. As these assets are resolved and liquidated, the proceeds are expected to be reinvested in earning assets.

Non-Interest Expense

Non-interest expense decreased from $23.4 million in the second quarter of 2010 to $22.6 million in the second quarter of 2011. Credit related expenses decreased $2.3 million, from $6.2 million in the second quarter of 2010 to $3.9 million in the second quarter of 2011. Salaries and employee benefits increased to $9.4 million for the second quarter of 2011 from $8.0 million in the second quarter of 2010, but decreased from the $9.8 million reported in the first quarter of 2011.

Ameris Bancorp is headquartered in Moultrie, Georgia, and at the end of the most recent quarter had 59 locations in Georgia, Alabama, northern Florida and South Carolina.

This news release contains certain performance measures determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Management of Ameris Bancorp (the “Company”) uses these non-GAAP measures in its analysis of the Company’s performance. These measures are useful when evaluating the underlying performance and efficiency of the Company’s operations and balance sheet. The Company’s management believes that these non-GAAP measures provide a greater understanding of ongoing operations, enhance comparability of results with prior periods and demonstrate the effects of significant gains and charges in the current period. The Company’s management believes that investors may use these non-GAAP financial measures to evaluate the Company’s financial performance without the impact of unusual items that may obscure trends in the Company’s underlying performance. These disclosures should not be viewed as a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

This news release contains statements that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words “believe”, “estimate”, “expect”, “intend”, “anticipate” and similar expressions and variations thereof identify certain of such forward-looking statements, which speak only as of the dates which they were made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties and that actual results may differ materially from those indicated in the forward-looking statements as a result of various factors. Readers are cautioned not to place undue reliance on these forward-looking statements and are referred to the Company’s periodic filings with the Securities and Exchange Commission for a summary of certain factors that may impact the Company’s results of operations and financial condition.

AMERIS BANCORP

FINANCIAL HIGHLIGHTS

(unaudited)

(dollars in thousands except per share data and FTE headcount)

	Three Months Ended					Six Months Ended
	Jun. 2011	Mar. 2011	Dec. 2010	Sept. 2010	Jun. 2010	Jun. 2011	Jun. 2010

Net Income/(Loss) Available to Common Shareholders	$1,307	$580	$1,050	$(1,704)	$(4,218)	$1,887	$(6,548)

PER COMMON SHARE DATA
Earnings per share available to common shareholders:
Basic	$0.06	$0.02	$0.04	$(0.07)	$(0.20)	$0.08	$(0.37)
Diluted	$0.06	$0.02	$0.04	$(0.07)	$(0.20)	$0.08	$(0.37)
Cash Dividends per share	$—	$—	$—	$—	$—	$—	$—
Stock dividend	—	—	—	—	1 for 210	—	2 for 170
Book value per share (period end)	$9.54	$9.41	$9.44	$9.48	$9.57	$9.54	$9.57
Tangible book value per share (period end)	$9.34	$9.20	$9.22	$9.35	$9.43	$9.34	$9.43
Weighted average number of shares:
Basic	23,449,123	23,440,201	23,427,393	23,427,919	21,231,367	23,444,662	17,568,752
Diluted	23,508,419	23,474,424	23,579,205	23,427,919	21,231,367	23,491,421	17,568,752
Period-end number of shares	23,766,044	23,766,044	23,647,841	23,626,169	23,515,468	23,766,044	23,515,468
Market data:
High closing price	$10.16	$11.10	$11.07	$10.49	$11.55	$11.10	$11.73
Low closing price	$8.49	$9.32	$8.73	$7.83	$9.00	$8.49	$3.66
Period end closing price	$8.87	$10.16	$10.54	$9.35	$9.66	$8.87	$9.66
Average daily volume	58,706	46,618	55,281	75,573	205,388	52,545	32,228

PERFORMANCE RATIOS
Return on average assets	0.18%	0.08%	0.15%	(0.28%)	(0.68%)	0.13%	(0.47%)
Return on average common equity	2.31%	1.06%	1.85%	(3.01%)	(8.77%)	1.66%	(6.08%)
Earning asset yield (TE)	6.04%	5.35%	5.18%	5.34%	5.32%	5.66%	5.56%
Total cost of funds	1.12%	1.22%	1.27%	1.33%	1.34%	1.16%	1.37%
Net interest margin (TE)	4.84%	4.04%	3.88%	4.04%	4.01%	4.41%	4.19%
Non-interest income excluding securities transactions, as a percent of total revenue (TE) (1)	14.15%	15.49%	16.12%	16.74%	12.40%	14.79%	13.65%
Efficiency ratio	65.08%	69.59%	62.15%	70.08%	63.35%	67.18%	64.81%

CAPITAL ADEQUACY (period end)
Stockholders’ equity to assets	9.70%	9.38%	9.20%	11.25%	11.35%	9.70%	11.35%
Tangible common equity to tangible assets	7.78%	7.51%	7.35%	9.08%	9.17%	7.78%	9.17%
Tangible common equity to risk-weighted assets	13.29%	13.09%	7.52%	7.52%	13.01%	0.00%	0.00%

EQUITY TO ASSETS RECONCILIATION
Tangible common equity to tangible assets	7.78%	7.51%	7.35%	9.08%	9.17%	7.78%	9.17%
Effect of preferred equity	1.76%	1.72%	1.69%	2.05%	2.06%	1.76%	2.06%
Effect of goodwill and other intangibles	0.15%	0.16%	0.16%	0.12%	0.12%	0.15%	0.12%

Equity to assets (GAAP)	9.70%	9.38%	9.20%	11.25%	11.35%	9.70%	11.35%

OTHER PERIOD-END DATA
FTE Headcount	690	691	708	570	581	690	581
Assets per FTE	$4,141	$4,223	$4,198	$4,271	$4,169	$4,141	$4,169
Branch locations	59	59	59	50	53	59	53
Deposits per branch location	$42,565	$43,605	$42,257	$41,980	$39,246	$42,565	$39,246

(1)	Includes gain from acquisition.

AMERIS BANCORP

FINANCIAL HIGHLIGHTS

(unaudited)

(dollars in thousands except per share data and FTE headcount)

	Three Months Ended					Six Months Ended
	Jun. 2011	Mar. 2011	Dec. 2010	Sept. 2010	Jun. 2010	Jun. 2011	Jun. 2010

INCOME STATEMENT

Interest income
Interest and fees on loans	$32,876	$28,971	$27,676	$26,465	$28,187	$61,847	$53,343
Interest on taxable securities	2,574	2,658	2,562	2,295	2,502	5,232	4,964
Interest on nontaxable securities	314	320	317	295	299	634	603
Interest on deposits in other banks	150	175	204	104	97	325	154
Interest on federal funds sold	9	13	52	13	12	22	24

Total interest income	35,923	32,137	30,811	29,172	31,097	68,060	59,088

Interest expense
Interest on deposits	$6,825	$7,375	$7,328	$6,903	$7,084	$14,200	$14,416
Interest on federal funds purchased and securities sold under agreements to repurchase
Interest on other borrowings	351	555	477	270	154	906	400

Total interest expense	7,176	7,930	7,805	7,173	7,238	15,106	14,816

Net interest income	28,747	24,207	23,006	21,999	23,859	52,954	44,272

Provision for loan losses	9,115	7,043	11,404	9,739	18,608	16,158	29,378

Net interest income/(loss) after provision for loan losses	$19,632	$17,164	$11,602	$12,260	$5,251	$36,796	$14,894

Noninterest income
Service charges on deposit accounts	$4,665	$4,267	$4,323	$3,761	$3,620	$8,932	$7,059
Mortgage banking activity	376	450	806	713	675	826	1,229
Other service charges, commissions and fees	276	239	180	180	232	515	445
Gain (loss) on sale of securities	14	224	—	—	—	238	200
Gains from acquisitions	—	—	6,442	—	8,209	—	8,209
Other non-interest income	643	1,013	552	357	313	1,656	792

Total noninterest income	5,974	6,193	12,303	5,011	13,049	12,167	17,934

Noninterest expense
Salaries and employee benefits	9,421	9,843	8,510	7,555	8,027	19,264	15,853
Occupancy and equipment expenses	2,752	2,730	1,989	2,171	2,025	5,482	4,052
Data processing and telecommunications expenses	2,452	2,396	2,075	1,729	2,077	4,848	3,840
FDIC Insurance expense	1,118	1,245	1,296	1,304	1,285	2,363	2,533
Credit related expenses (1)	3,882	1,797	4,936	3,232	6,224	5,679	8,244
Advertising and marketing expenses	149	163	97	167	143	312	302
Amortization of intangible assets	242	263	277	254	186	505	510
Goodwill impairment	—	—	—	—	—	—	—
Other non-interest expenses	2,580	2,718	2,766	2,516	3,416	5,298	4,980

Total noninterest expense	22,596	21,155	21,946	18,928	23,383	43,751	40,314

Operating profit/(loss)	$3,010	$2,202	$1,959	$(1,657)	$(5,083)	$5,212	$(7,486)

Income tax (benefit)/expense	896	824	98	(760)	(1,664)	1,720	(2,533)

Net income/(loss)	$2,114	$1,378	$1,861	$(897)	$(3,419)	$3,492	$(4,953)

Preferred stock dividends	807	798	811	807	799	1,605	1,595

Net income/(loss) available to common shareholders	$1,307	$580	$1,050	$(1,704)	$(4,218)	$1,887	$(6,548)

Diluted earnings available to common shareholders	0.06	0.02	0.04	(0.07)	(0.20)	0.08	(0.37)

(1)	Includes expenses associated with problem loans and OREO, as well as OREO losses and writedowns.

AMERIS BANCORP

FINANCIAL HIGHLIGHTS

(unaudited)

(dollars in thousands except per share data and FTE headcount)

	Three Months Ended
	Jun. 2011	Mar. 2011	Dec. 2010	Sept. 2010	Jun. 2010
PERIOD-END BALANCE SHEET

Assets
Cash and due from banks	$68,552	$88,386	$74,326	$43,814	$54,444
Federal funds sold and interest bearing balances	218,330	264,508	261,262	306,867	240,075
Investment securities available for sale, at fair value	334,376	305,620	322,581	236,048	237,985
Other investments	10,354	12,436	12,440	7,106	7,531

Loans, net of unearned income	1,360,063	1,345,981	1,374,757	1,455,853	1,493,126
Covered loans	486,489	526,012	554,991	192,267	191,663
Less allowance for loan losses	34,523	35,443	34,576	34,072	33,585

Loans, net	1,812,029	1,836,550	1,895,172	1,614,048	1,651,204

Other real estate owned	61,533	62,258	57,917	50,919	41,079
Covered other real estate owned	63,583	59,757	54,931	28,416	25,845

Total other real estate owned	125,116	122,015	112,848	79,335	66,924

Premises and equipment, net	65,925	66,359	66,589	66,056	66,708
Intangible assets, net	3,745	3,973	4,261	3,097	3,314
Goodwill	956	956	956	—	—
FDIC loss sharing receivable	160,927	167,176	177,187	42,532	57,946
Other assets	56,927	50,444	44,546	35,800	35,779

Total assets	$2,857,237	$2,918,423	$2,972,168	$2,434,703	$2,421,910

Liabilities
Deposits:
Noninterest-bearing	$318,004	$316,060	$301,971	$235,646	$218,012
Interest-bearing	2,193,359	2,256,629	2,233,455	1,863,355	1,862,014

Total deposits	2,511,363	2,572,689	2,535,426	2,099,001	2,080,026
Federal funds purchased & securities sold under agreements to repurchase	17,136	20,257	68,184	13,186	17,600
Other borrowings	—	—	43,495	—	—
Other liabilities	9,311	9,351	9,387	6,279	7,145
Subordinated deferrable interest debentures	42,269	42,269	42,269	42,269	42,269

Total liabilities	2,580,079	2,644,566	2,698,761	2,160,735	2,147,040

Stockholders’ equity
Preferred stock	$50,419	$50,269	$50,121	$49,975	$49,832
Common stock	25,102	25,102	24,983	24,961	24,961
Capital surplus	166,170	165,995	165,930	165,544	165,544
Retained earnings	38,888	37,580	37,000	35,948	37,519
Accumulated other comprehensive income/(loss)	7,410	5,742	6,204	8,371	7,834
Less treasury stock	(10,831)	(10,831)	(10,831)	(10,831)	(10,820)

Total stockholders’ equity	277,158	273,857	273,407	273,968	274,870

Total liabilities and stockholders’ equity	$2,857,237	$2,918,423	$2,972,168	$2,434,703	$2,421,910

Other Data
Earning Assets	2,399,258	2,442,121	2,513,591	2,191,035	2,162,849
Intangible Assets	4,701	4,929	5,217	3,097	3,314
Interest Bearing Liabilities	2,252,764	2,319,155	2,413,319	1,918,810	1,921,883
Average Assets	2,909,012	2,949,943	2,872,207	2,429,709	2,444,425
Average Common Stockholders’ Equity	229,794	222,675	225,088	224,656	217,042

AMERIS BANCORP

FINANCIAL HIGHLIGHTS

(unaudited)

(dollars in thousands except per share data and FTE headcount)

	Three Months Ended					Six Months Ended
	Jun. 2011	Mar. 2011	Dec. 2010	Sept. 2010	Jun. 2010	Jun. 2011	Jun. 2010

ASSET QUALITY INFORMATION (1)

Allowance for loan losses
Balance at beginning of period	$35,443	$34,576	$34,072	$33,585	$33,563	$34,576	$35,762
Acquired Reserves	—	—	—	—	—	—	—
Provision for loan loss (2)	7,462	7,092	10,742	9,602	17,725	14,554	28,495

Charge-offs	8,559	7,067	10,513	10,108	18,756	15,626	32,002
Recoveries	177	842	275	993	1,053	1,019	1,330

Net charge-offs (recoveries)	8,382	6,225	10,238	9,115	17,703	14,607	30,672

Ending balance	$34,523	$35,443	$34,576	$34,072	$33,585	$34,523	$33,585

As a percentage of loans	2.54%	2.63%	2.52%	2.34%	2.25%	2.54%	2.25%
As a percentage of nonperforming loans	57.02%	51.82%	43.61%	37.92%	36.37%	57.02%	36.37%

Net charge-off information
Charge-offs
Commercial, Financial and Agricultural	$2,128	$1,113	$1,907	$866	$703	$3,241	$2,711
Real Estate - Residential	1,135	809	1,328	3,100	4,739	1,944	5,663
Real Estate - Commercial and Farmland	2,332	2,557	2,368	4,118	5,023	4,889	9,616
Real Estate - Construction and Development	2,822	2,425	4,519	1,557	8,202	5,247	13,778
Consumer Installment	142	163	391	467	89	305	234
Other	—	—	—	—	—	—	—

Total charge-offs	8,559	7,067	10,513	10,108	18,756	15,626	32,002

Recoveries
Commercial, Financial and Agricultural	48	20	22	41	430	68	508
Real Estate - Residential	45	14	20	54	84	59	112
Real Estate - Commercial and Farmland	4	2	182	392	202	6	266
Real Estate - Construction and Development	57	772	22	458	140	829	204
Consumer Installment	23	34	29	48	197	57	240
Other	—	—	—	—	—	—	—

Total recoveries	177	842	275	993	1,053	1,019	1,330

Net charge-offs (recoveries)	$8,382	$6,225	$10,238	$9,115	$17,703	$14,607	$30,672

Non-accrual loans	60,545	68,391	79,289	89,862	92,336	60,545	92,336
Foreclosed assets	61,533	62,258	57,916	50,919	41,079	61,533	41,079
Accruing loans delinquent 90 days or more	—	—	—	—	—	—	—

Total non-performing assets	122,078	130,649	137,205	140,781	133,415	122,078	133,415

Non-performing assets as a percent of total assets	4.27%	4.48%	4.62%	5.78%	5.62%	4.27%	5.51%
Net charge offs as a percent of loans (Annualized)	2.50%	1.88%	2.87%	2.14%	4.22%	2.17%	3.64%

(1)	Asset quality information is presented net of covered assets where the Company's risk exposure is limited substantially by loss sharing agreements with the FDIC.
(2)	During 2010 and 2011, the Company recorded provision for loan loss expense to account for losses where the initial estimate of cash flows was found to be excessive on loans acquired in FDIC assisted acquisitions. These amounts are excluded from the calculation above but reflected in the Company's Consolidated Statement of Operations.

AMERIS BANCORP

FINANCIAL HIGHLIGHTS

(unaudited)

(dollars in thousands except per share data and FTE headcount)

	Three Months Ended					Six Months Ended
	Jun. 2011	Mar. 2011	Dec. 2010	Sept. 2010	Jun. 2010	Jun. 2011	Jun. 2010
AVERAGE BALANCES

Federal funds sold	$34,241	$32,891	$28,523	$61,465	$54,245	$33,566	$40,038
Interest bearing deposits in banks	236,286	204,268	267,337	190,203	232,733	219,995	202,929
Investment securities - taxable	250,998	262,778	246,417	199,244	209,532	256,873	209,499
Investment securities - nontaxable	38,151	38,794	37,649	35,813	35,650	38,471	36,040
Other investments	11,022	12,218	7,603	7,246	8,061	11,617	6,778
Loans	1,855,343	1,902,091	1,790,536	1,690,705	1,683,522	1,880,161	1,683,521

Total Earning Assets	$2,426,041	$2,453,040	$2,378,065	$2,184,676	$2,223,743	$2,440,683	$2,178,805

Noninterest bearing deposits	$320,735	$310,226	$275,184	$225,907	$237,276	$317,975	$234,521
NOW accounts	582,773	584,338	527,264	478,105	482,798	583,556	494,182
MMDA	545,261	522,009	455,041	448,955	441,445	533,635	433,179
Savings accounts	78,674	76,341	63,972	64,575	64,887	77,508	64,162
Retail CDs < $100,000	417,297	427,143	460,444	367,353	375,339	422,220	353,317
Retail CDs > $100,000	490,660	504,011	392,266	375,756	371,754	497,336	382,614
Brokered CDs	105,338	124,441	$136,201	$128,346	138,113	114,837	144,723

Total Deposits	2,540,738	2,548,509	2,310,372	2,088,997	2,111,612	2,547,066	2,106,698

FHLB advances	—	25,114	28,205	—	747	16,740	1,374
Subordinated debentures	42,269	42,269	42,269	42,269	42,269	42,269	42,269
Federal funds purchased and securities sold under agreements to repurchase	23,078	22,100	49,878	14,246	18,698	22,589	24,674
Other borrowings	—	—	—	—	—	—	—

Total Non-Deposit Funding	65,347	89,483	120,352	56,515	61,714	81,598	68,317

Total Funding	$2,606,085	$2,637,992	$2,430,724	$2,145,512	$2,173,326	$2,628,664	$2,175,015

AMERIS BANCORP

FINANCIAL HIGHLIGHTS

(unaudited)

(dollars in thousands except per share data and FTE headcount)

	Three Months Ended					Six Months Ended
	Jun. 2011	Mar. 2011	Dec. 2010	Sept. 2010	Jun. 2010	Jun. 2011	Jun. 2010
INTEREST INCOME/EXPENSE

INTEREST INCOME
Federal funds sold	$9	$13	$50	$13	$12	$22	$24
Interest bearing deposits in banks	150	175	204	104	97	325	154
Investment securities - taxable	2,574	2,658	2,562	2,295	2,438	5,232	4,900
Investment securities - nontaxable (TE)	483	492	489	453	460	975	928
Loans (TE)	32,928	29,010	27,746	26,527	28,818	61,938	54,042

Total Earning Assets	$36,144	$32,348	$31,051	$29,392	$31,825	$68,492	$60,048

INTEREST EXPENSE
Non-interest bearing deposits	$—	$—	$—	$—	$—	$—	$—
NOW accounts	1,026	1,048	1,063	1,087	1,135	2,074	2,369
MMDA	1,421	1,407	1,401	1,428	1,446	2,828	2,930
Savings accounts	88	132	82	76	75	220	165
Retail CDs < $100,000	1,474	1,745	1,985	1,596	1,689	3,219	3,257
Retail CDs > $100,000	1,951	2,094	1,782	1,709	1,674	4,045	3,555
Brokered CDs	865	949	1,017	1,006	1,065	1,814	2,141

Total Deposits	6,825	7,375	7,330	6,902	7,084	14,200	14,417

FHLB advances	—	123	39	—	12	123	42
Subordinated debentures	322	351	342	246	113	673	291
Repurchase agreements	28	81	96	19	26	109	62
Correspondent bank line of credit and other	—	—	(1)	5	2	—	4

Total Non-Deposit Funding	350	555	476	270	153	905	399

Total Funding	$7,175	$7,930	$7,806	$7,172	$7,237	$15,105	$14,816

Net Interest Income (TE)	$28,969	$24,418	$23,245	$22,220	$24,588	$53,387	$45,232

AMERIS BANCORP

FINANCIAL HIGHLIGHTS

(unaudited)

(dollars in thousands except per share data and FTE headcount)

	Three Months Ended					Six Months Ended
	Jun. 2011	Mar. 2011	Dec. 2010	Sept. 2010	Jun. 2010	Jun. 2011	Jun. 2010
YIELDS (1)

Federal funds sold	0.11%	0.16%	0.70%	0.08%	0.09%	0.13%	0.12%
Interest bearing deposits in banks	0.26%	0.35%	0.30%	0.22%	0.17%	0.30%	0.15%
Investment securities - taxable	4.16%	4.10%	4.12%	4.57%	4.67%	4.11%	4.72%
Investment securities - nontaxable	5.13%	5.14%	5.15%	5.02%	5.18%	5.11%	5.19%
Loans	7.20%	6.19%	6.15%	6.22%	6.87%	6.64%	6.47%

Total Earning Assets	6.04%	5.35%	5.18%	5.34%	5.74%	5.66%	5.56%

Noninterest bearing deposits	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
NOW accounts	0.71%	0.73%	0.80%	0.90%	0.94%	0.72%	0.97%
MMDA	1.06%	1.09%	1.22%	1.26%	1.31%	1.07%	1.36%
Savings accounts	0.45%	0.70%	0.51%	0.47%	0.46%	0.57%	0.52%
Retail CDs < $100,000	1.43%	1.66%	1.71%	1.72%	1.80%	1.54%	1.86%
Retail CDs > $100,000	1.61%	1.68%	1.80%	1.80%	1.81%	1.64%	1.87%
Brokered CDs	3.33%	3.09%	2.96%	3.11%	3.09%	3.19%	2.98%

Total Deposits	1.09%	1.17%	1.26%	1.31%	1.35%	1.12%	1.38%

FHLB advances	0.00%	1.99%	0.55%	0.00%	6.44%	1.48%	6.17%
Subordinated debentures	3.09%	3.37%	3.21%	2.31%	1.07%	3.21%	1.39%
Repurchase agreements	0.49%	1.49%	0.76%	0.53%	0.56%	0.97%	0.51%
Correspondent bank line of credit and other	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

Total Non-Deposit Funding	2.17%	2.52%	1.57%	1.90%	0.99%	2.24%	1.18%

Total funding (3)	1.12%	1.22%	1.27%	1.33%	1.34%	1.16%	1.37%

Net interest spread	4.93%	4.13%	3.91%	4.01%	4.40%	4.50%	4.18%

Net interest margin	4.84%	4.04%	3.88%	4.04%	4.43%	4.41%	4.19%

(1)	Interest and average rates are calculated on a tax-equivalent basis using an effective tax rate of 35%.
(2)	Rate calculated based on average earning assets.
(3)	Rate calculated based on total average funding including non-interest bearing liabilities.

AMERIS BANCORP

FINANCIAL HIGHLIGHTS

(unaudited)

(dollars in thousands except per share data and FTE headcount)

	Three Months Ended					Six Months Ended
Core Earnings Reconciliation	Jun. 2011	Mar. 2011	Dec. 2010	Sept. 2010	Jun. 2010	Jun. 2011	Jun. 2010

Pre-tax operating profit/(loss)	$3,010	$2,202	$1,959	$(1,657)	$(5,083)	$5,212	$(7,486)
Plus: Credit Related Costs
Provision for loan losses	9,115	7,043	11,404	9,739	18,608	16,158	29,378
(Gains)/Losses on the sale of legacy OREO	1,324	1,591	2,033	1,263	4,173	2,915	4,660
Problem loan and OREO expense	2,558	2,498	2,903	1,969	2,051	5,055	3,584
Interest reversed (received) on non-accrual loans	140	(389)	478	533	1,017	(249)	1,592

Total Credit-Related Costs	13,137	10,743	16,818	13,504	25,849	23,880	39,214

Plus: Non-recurring impairment charges	—	—	—	—	—	—	—
Plus: Costs associated with capital raise	—	—	—	—	933	—	933
Less: Non-recurring gains						—
Gains related to FDIC acquisitions	—	—	(6,442)	—	(8,209)	—	(8,209)
Gains on sales of securities	(14)	(224)	—	—	—	(238)	(200)
Gains on sales of bank premises	(11)	(128)	—	—	(149)	(139)	(398)
Other non-recurring adjustments	(2,631)	—	—	—	(1,408)	(2,631)	310

Pretax, Pre-provision earnings	$13,491	$12,593	$12,335	$11,847	$11,933	$26,084	$24,164

	Three Months Ended					Six Months Ended
Recurring Operating Expenses	Mar. 2011	Mar. 2011	Dec. 2010	Sept. 2010	June 2010	Jun. 2011	Jun. 2010

Total Operating Expenses	22,596	21,155	21,946	18,928	23,383	43,751	40,314
Less: Credit costs & non-recurring charges
Gains/(Losses) on the sale of legacy OREO	(1,324)	(1,591)	(2,033)	(1,263)	(4,173)	(2,915)	(4,660)
Gains/(Losses) on the sale of covered OREO	—	2,292	—	—	—	2,292	—
Problem loan and OREO expense	(2,558)	(2,498)	(2,903)	(1,969)	(2,051)	(5,055)	(3,584)
Costs associated with capital raise	—	—	—	—	(933)	—	(933)
Severance payments	—	—	—	(16)	(310)	—	(310)
(Gains)/Losses on the sale of premises	11	128	—	(124)	149	139	398
FDIC insurance expense	(1,118)	(1,245)	(1,296)	(1,304)	(1,285)	(2,363)	(2,533)

Recurring operating expenses	$17,607	$18,241	$15,714	$14,252	$14,780	$35,848	$28,692